      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2000



                                                                FILE NO. 0-19516
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
          (Under Section 13(e) of the Securities Exchange Act of 1934)






                      ------------------------------------

                    SUNRISE INTERNATIONAL LEASING CORPORATION
                              (Name of the Issuer)

                   SUNRISE INTERNATIONAL LEASING CORPORATION,
                                 PETER J. KING,
                        THE KING MANAGEMENT CORPORATION,
                  STEPHEN D. HIGGINS, AS CO-TRUSTEE UNDER THE
  WILLIAM B. KING STOCK TRUST UA DATED NOVEMBER 21, 1989 FBO WILLIAM B. KING,
                  STEPHEN D. HIGGINS, AS CO-TRUSTEE UNDER THE
           RUSSELL S. KING STOCK TRUST UA DATED NOVEMBER 11, 1989 FBO
           RUSSELL S. KING, AND PETER J. KING, AS SOLE TRUSTEE UNDER
                     THE VOTING TRUST UA DATED MAY 27, 1998
                    (Names of the Persons Filing Statement)

                      ------------------------------------
                          COMMON STOCK, $.01 PAR VALUE
                         (Title of Class of Securities)

                                   86769K-10-5
                      (CUSIP Number of Class of Securities)

                                  PETER J. KING
                             CHIEF EXECUTIVE OFFICER
                    SUNRISE INTERNATIONAL LEASING CORPORATION
                          5500 WAYZATA BLVD., SUITE 750
                         GOLDEN VALLEY, MINNESOTA 55416
                                  612-593-1904
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
              Communications on Behalf of Persons Filing Statement)

                                   COPIES TO:
THOMAS R. KING                                 BRUCE A. MACHMEIER
FREDRIKSON & BYRON, P.A.                       OPPENHEIMER WOLFF & DONNELLY LLP
1100 INTERNATIONAL CENTRE                      45 SOUTH SEVENTH STREET
900 SECOND AVENUE SOUTH                        SUITE 3300
MINNEAPOLIS, MINNESOTA  55402                  MINNEAPOLIS, MINNESOTA  55402

         This statement is filed in connection with (check the appropriate box):
         a. [x]   The filing of solicitation materials or an information
                  statement subject to Regulation 14A (17 CFR 240.14a-1 to
                  240.14b-1), Regulation 14C (17 CFR 240.14c-1 to 240.14c-101)
                  or Rule 13e-3(c) (ss. 240.13e-3(c)) under the Securities
                  Exchange Act of 1934.
         b. [ ]   The filing of a registration statement under the Securities
                  Act of 1933.
         c. [ ]   A tender offer.
         d. [ ]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [x]

                            CALCULATION OF FILING FEE
================================================================================
Transaction Valuation                                       Amount of Filing Fee
$14,000,000*                                                $2,800**
================================================================================
   * The "Transaction Valuation" amount referred to above is approximately the sum of (i) the product of 2,481,627 outstanding shares of Common Stock (excluding 4,154,626 shares owned by King Management and its affiliates) and $5.25, the cash price per share to be paid in the merger, plus (ii) cash consideration of up to $792,430 to be paid for options to purchase 400,116 shares of Common Stock being surrendered in connection with the merger.

   ** In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee is determined by multiplying the Transaction Valuation by 1/50th of 1%.

  [x]    Check box if any part of the fee is offset as provided by Rule 0-11
         (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $2,800

Form or Registration No.: Preliminary Proxy Statement on Schedule 14A

Filing Party:      Sunrise International Leasing Corporation

Date Filed:       March 10, 2000

================================================================================

                                  INTRODUCTION


         This Rule 13e-3 Transaction Statement on Schedule 13E-3 ("Statement") is being filed jointly by Sunrise International Leasing Corporation, a Delaware corporation ("Sunrise"), The King Management Corporation, a Minnesota corporation ("King Management"), Peter J. King, Chief Executive Officer and Chairman of the Board of both Sunrise and King Management ("King") Stephen D. Higgins, as co-trustee under the William B. King Stock Trust UA dated November 21, 1989 FBO William B. King, Stephen D. Higgins, as co-trustee under the Russell S. King Stock Trust UA dated November 11, 1989 FBO Russell S. King and Peter J. King, as sole voting trustee under the Voting Trust UA dated May 27, 1998 in connection with a proposed merger ("Merger") of Sunrise with and into King Management, with King Management as the surviving entity, pursuant to an Agreement and Plan of Merger, dated January 31, 2000, between Sunrise and King Management, as amended (the "Merger Agreement"). The Merger Agreement and the Merger have already been approved by a special committee of Sunrise's Board of Directors and Sunrise's Board of Directors. Sunrise's stockholders will be asked to vote upon the approval of the Merger Agreement at a Special Meeting of the Stockholders of Sunrise (the "Special Meeting").




         This Statement is intended to satisfy the reporting requirements of
Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Concurrently with the filing of this Statement, Sunrise is filing a definitive proxy statement (the "Proxy Statement") under Regulation 14A of the Exchange Act pursuant to which the stockholders of Sunrise will be given notice of, and an opportunity to vote on, the Merger at the Special Meeting. The Proxy Statement is incorporated herein by reference. Except as otherwise set forth below, the information set forth in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference in response to the items of this Schedule 13E-3, and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement and the appendices thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement.




ITEM 1.  SUMMARY TERM SHEET.

         The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET" and "QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING" is incorporated herein by reference.

ITEM 2.  SUBJECT COMPANY INFORMATION.

      (a) The information set forth on the cover page of the Proxy Statement and in the Proxy Statement under the caption "SUMMARY TERM SHEET - The Companies" is incorporated herein by reference.


      (b) The information set forth in the Proxy Statement under the caption "INFORMATION CONCERNING THE SPECIAL MEETING - Record Date and Quorum Requirement" and on the cover page of the Proxy Statement is incorporated herein by reference.


      (c)-(d) The information set forth in the Proxy Statement under the caption "COMMON STOCK MARKET PRICE AND DIVIDEND INFORMATION" is incorporated herein by reference.

      (e) The information set forth in the Proxy Statement under the caption "SPECIAL FACTORS - Public Offerings and Repurchases of Common Stock" is incorporated herein by reference.


      (f) The information set forth in the Proxy Statement under the caption "COMMON STOCK PURCHASE INFORMATION" is incorporated herein by reference.


ITEM 3.  IDENTITY AND BACKGROUND OF FILING PERSONS.

      (a)-(c) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - The Companies;" "CURRENT MANAGEMENT OF SUNRISE;" "KING MANAGEMENT;" "SPECIAL FACTORS - Interests of Certain Persons in the Merger; - Consequences of the Merger; - Plans for Surviving Company After the Merger" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" is incorporated herein by reference.


ITEM 4.  TERMS OF THE TRANSACTION.

     (a) The information set forth in the Proxy Statement and under the captions "SUMMARY TERM SHEET;" "INFORMATION CONCERNING THE SPECIAL MEETING - Vote Required;" "SPECIAL FACTORS" and "THE MERGER AGREEMENT" is incorporated herein by reference and Appendices A and B to the Proxy Statement are also incorporated herein by reference.

      (c) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET;" "INFORMATION CONCERNING THE SPECIAL MEETING - Agreement to Facilitate the Merger;" "SPECIAL FACTORS - Interests of Certain Persons in the Merger;" "THE MERGER AGREEMENT - The Merger; - Treatment of Stock Options; - Agreement to Facilitate the Merger" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP AND MANAGEMENT" is incorporated herein by reference and Appendices A and B to the Proxy Statement are also incorporated herein by reference.

      (d)-(e) The information set forth in the Proxy Statement under the caption "APPRAISAL RIGHTS" is incorporated herein by reference and Appendix D to the Proxy Statement is also incorporated herein by reference.

      (f)         Not applicable.

ITEM 5.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS AND AGREEMENTS.

      (a) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET;" "INFORMATION CONCERNING THE SPECIAL MEETING - Agreement to Facilitate the Merger;" "SPECIAL FACTORS - Background of the Merger; - Interests of Certain Persons in the Merger;" "THE MERGER AGREEMENT - Agreement to Facilitate the Merger" and "RELATED PARTY TRANSACTIONS" is incorporated herein by reference and Appendix B to the Proxy Statement is also incorporated herein by reference.

      (b)-(c) The information set forth in the Proxy Statement under the caption "SPECIAL FACTORS - Background of the Merger" is incorporated herein by reference.


      (e) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - The Merger; - Agreement to Facilitate the Merger; - Security Ownership of Management; - Interests of Certain Persons in the Merger;" "INFORMATION CONCERNING THE SPECIAL MEETING - Agreement to Facilitate the Merger;" "THE MERGER AGREEMENT;" "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "RELATED PARTY TRANSACTIONS" is incorporated herein by reference and Appendices A and B to the Proxy Statement are also incorporated herein by reference.


ITEM 6.  PURPOSES OF THE TRANSACTION AND PLANS OR PROPOSALS.

      (b) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Consequences of the Merger" and "SPECIAL FACTORS - Interests of Certain Persons in the Merger;
                  - Consequences of the Merger; - Plans for Surviving Company After the Merger" is incorporated herein by reference.


      (c)(1)-(8) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Consequences of the Merger;" "SPECIAL FACTORS - Interests of Certain Persons in the Merger;
                  - Consequences of the Merger; - Plans for Surviving Company After the Merger" and "KING MANAGEMENT" is incorporated herein by reference.


ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS.


      (a)-(d) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Consequences of the Merger;
                  - Recommendation of the Special Committee and Sunrise's Board of Directors; Reasons for the Merger; - Interests of Certain Persons in the Merger; - Material Federal Income Tax Consequences;" "SPECIAL FACTORS - Background of the Merger; - Recommendations of the Special Committee and the Board of Directors; Reasons for the Merger; - King Management's Purpose; Reasons for and Structure of the Merger; - Benefits and Detriments of the Merger to Sunrise and Sunrise's Stockholders; - Interests of Certain Persons in the Merger; - Consequences of the Merger; - Plans for the Surviving Company After the Merger; - U.S. Federal Income Tax Consequences" and "THE MERGER AGREEMENT" is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.


      (a)-(e) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Fairness Opinion of U.S. Bancorp Piper Jaffray;" "INFORMATION CONCERNING THE SPECIAL MEETING - Vote Required; - Agreement to Facilitate the Merger;" "SPECIAL FACTORS - Background of the Merger; - Recommendations of the Special Committee and Sunrise's Board of Directors; Reasons for the Merger; - Opinion of the Financial Advisor for the Special Committee; - Position of King Management as to the Fairness of the Merger;" "THE MERGER AGREEMENT;" "SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION;" "FINANCIAL PROJECTIONS;" "COMMON STOCK MARKET PRICE AND DIVIDEND INFORMATION" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" is incorporated herein by reference and Appendices B and C to the Proxy Statement are also incorporated herein by reference.



      (f)         Not applicable.


ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.



      (a)-(c) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Fairness Opinion of U.S. Bancorp Piper Jaffray;" and "SPECIAL FACTORS - Background of the Merger; - Recommendations of the Special Committee and Sunrise's Board of Directors; Reasons for the Merger; - Opinion of the Financial Advisor for the Special Committee; - Position of King Management as to the Fairness of the Merger; Analysis of Financial Advisor to King Management" is incorporated herein by reference and Appendix C to the Proxy Statement is also incorporated herein by reference.




ITEM 10.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

      (a)-(b) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - The Merger; - Financing; Source of Funds;" "SPECIAL FACTORS - Financing; Source of Funds" and "THE MERGER AGREEMENT" is incorporated herein by reference.

      (c) The information set forth in the Proxy Statement under the captions "INFORMATION CONCERNING THE SPECIAL MEETING - Solicitation, Revocation and Use of Proxies" and "SPECIAL FACTORS - Fees and Expenses" is incorporated herein by reference.

      (d) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Financing; Source of Funds;" "SPECIAL FACTORS - Financing; Source of Funds" and "THE MERGER AGREEMENT" is incorporated herein by reference.

ITEM 11.  INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

      (a) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Interests of Certain Persons in the Merger;" "SPECIAL FACTORS - Interests of Certain Persons in the Merger;" "SECURITY OWNERSHIP OF CERTAIN

                  BENEFICIAL OWNERS AND MANAGEMENT" and "COMMON STOCK PURCHASE INFORMATION" is incorporated herein by reference.


      (b) The information set forth in the Proxy Statement under the caption "COMMON STOCK PURCHASE INFORMATION - Recent Transactions" is incorporated herein by reference.


ITEM 12.  THE SOLICITATION OR RECOMMENDATION.

      (d) The information set forth in the Proxy Statement under the captions "QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING;" "INFORMATION CONCERNING THE SPECIAL MEETING" and "THE MERGER AGREEMENT" is incorporated herein by reference.

      (e) The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Recommendation of the Special Committee and Sunrise's Board of Directors; Reasons for the Merger;" "INFORMATION CONCERNING THE SPECIAL MEETING - Solicitation, Revocation and Use of Proxies;" and "SPECIAL FACTORS - Background of the Merger; - Recommendations of the Special Committee and the Board of Directors; Reasons for the Merger; - King Management's Purpose; Reasons for and Structure of the Merger; - Position of King Management as to Fairness of the Merger" is incorporated herein by reference.

ITEM 13.  FINANCIAL STATEMENTS.

      (a) The information set forth in the Proxy Statement under the captions "SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA" and "DOCUMENTS INCORPORATED BY REFERENCE" is incorporated herein by reference.

      (b) The information set forth in the Proxy Statement under the caption "PRO FORMA FINANCIAL INFORMATION" is incorporated herein by reference.


ITEM 14.  PERSONS/ASSETS, RETAINED, EMPLOYED, COMPENSATED  OR USED.

      (a)and(b) The information set forth in the Proxy Statement under the caption "INFORMATION CONCERNING THE SPECIAL MEETING - Solicitation, Revocation and Use of Proxies" is incorporated herein by reference.


ITEM 15.  ADDITIONAL INFORMATION.

                  The information set forth in the Proxy Statement under the captions "SUMMARY TERM SHEET - Stockholder Lawsuit Challenging the Merger;" "FINANCIAL PROJECTIONS" and "SPECIAL FACTORS - Stockholder Lawsuit Challenging the Merger" is incorporated herein by reference.

ITEM 16.  EXHIBITS.



      (a) Definitive Proxy Statement, including all appendices thereto, and related Notice of Special Meeting of Stockholders, as amended (incorporated herein by reference to the Definitive Proxy Statement, filed concurrently with this Statement).



      (b) Letter dated April 27, 2000 from LaSalle Bank N.A. relating to loan commitment.




      (c)(1) Fairness Opinions of U.S. Bancorp Piper Jaffray (incorporated herein by reference to Appendix C to the Proxy Statement filed as Exhibit (a) to this Statement).




      (c)(2) Fairness Opinion Presentation to the Special Committee of the Board of Directors of Sunrise prepared and presented by U.S. Bancorp Piper Jaffray dated January 27, 2000 (previously filed).




      (c)(3)   Report of Greene Holcomb & Fisher LLC dated September 7, 1999.



      (c)(4)   Report of Greene Holcomb & Fisher LLC dated April 20, 2000.



      (d)(1) Agreement and Plan of Merger, dated January 31, 2000, between Sunrise and King Management, as amended on May 25, 2000 (incorporated herein by reference to Appendix A to the Proxy Statement filed on Exhibit (a) to this Statement.



      (d)(2) Agreement to Facilitate Merger, dated January 31, 2000, by and among King Management, Peter J. King, Stephen D. Higgins, as trustee under each of the William B. King Stock Trust UA Dated November 21, 1989 FBO William B. King and the Russell S. King Stock Trust UA Dated November 11, 1989 FBO Russell S. King, and Stephen D. Higgins, as sole trustee under each of the Separate Trust FBO William B. King UA Dated April 28, 1995, the Separate Trust FBO Russell S. King UA Dated April 28, 1995, the GST Trust FBO William B. King UA Dated April 28, 1995 and the GST Trust FBO Russell S. King UA Dated April 28, 1995 (incorporated herein by reference to Exhibit 2.2 to Sunrise's Current Report on Form 8-K filed with the SEC on February 3, 2000).


      (d)(3) Voting Trust Agreement dated May 27, 1998 among Peter J. King, The King Management Corporation, the William B. King Stock Trust, the Russell S. King Stock Trust and the Peter J. King 1996 Grantor Retained Annuity Trust (incorporated herein by reference to Exhibit 1 contained in Amendment No. 5 to
               Schedule 13D dated May 28, 1998 filed by Peter J. King (File No. 5-42174)).


      (f) Statement of Appraisal Rights and Procedures (incorporated herein by reference to Appendix D to the Proxy Statement filed as Exhibit (a) to this Statement).


      (g)      None.

                                    SIGNATURE

      After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.





                                       SUNRISE INTERNATIONAL LEASING CORPORATION

                                       By  /s/ Peter J. King
                                          --------------------------------------
                                       Peter J. King
                                       Chief Executive Officer


                                       THE KING MANAGEMENT CORPORATION


                                       By  /s/ Peter J. King
                                          --------------------------------------
                                       Peter J. King
                                       Chief Executive Officer


                                       /s/ Peter J. King
                                       -----------------------------------------
                                           Peter J. King


                                       THE WILLIAM B. KING STOCK TRUST UA
                                       DATED NOVEMBER 21, 1989 FOR THE
                                       BENEFIT OF WILLIAM B. KING

                                       /s/ Stephen D. Higgins
                                       -----------------------------------------
                                           Stephen D. Higgins
                                           Co-Trustee


                                       /s/ William B. King
                                       -----------------------------------------
                                           William B. King
                                           Co-Trustee


                                       THE RUSSELL S. KING STOCK TRUST UA
                                       DATED NOVEMBER 11, 1989 FOR THE
                                       BENEFIT OF RUSSELL S. KING

                                       /s/ Stephen D. Higgins
                                       -----------------------------------------
                                           Stephen D. Higgins
                                           Co-Trustee


                                       /s/ Russell S. King
                                       -----------------------------------------
                                           Russell S. King
                                           Co-Trustee

                                       VOTING TRUST UA DATED MAY 27, 1998

                                       /s/ Peter J. King
                                       -----------------------------------------
                                           Peter J. King
                                           Sole Voting Trustee



Dated:  May 31, 2000

                                  EXHIBIT INDEX



----------------------------------------------------------------------------------------------------------------------
       EXHIBIT NUMBER                     DESCRIPTION OF EXHIBIT                           FILING METHOD
----------------------------------------------------------------------------------------------------------------------
             (a)               Definitive Proxy Statement, including all      Incorporated herein by reference to the
                               appendices thereto, and related Notice of      Definitive Proxy Statement, filed
                               Special Meeting of Stockholder                 concurrently with this Statement
----------------------------------------------------------------------------------------------------------------------
             (b)               Letter dated April 27, 2000 from LaSalle       Previously filed
                               Bank N.A. relating to loan commitment.

----------------------------------------------------------------------------------------------------------------------
           (c)(1)              Fairness Opinions of U.S. Bancorp Piper        Incorporated herein by reference to
                               Jaffray                                        Appendix C to the Proxy Statement
                                                                              filed as Exhibit (a) to this Statement
----------------------------------------------------------------------------------------------------------------------
           (c)(2)              Fairness Opinion Presentation to the Special   Previously filed
                               Committee of the Board of Directors of
                               Sunrise prepared and presented by U.S.
                               Bancorp Piper Jaffray dated January 27, 2000
----------------------------------------------------------------------------------------------------------------------
           (c)(3)              Report of Greene Holcomb & Fisher LLC          Previously filed
                               dated September 7, 1999.
----------------------------------------------------------------------------------------------------------------------
           (c)(4)              Report of Greene Holcomb & Fisher LLC          Previously filed
                               dated April 20, 2000.
----------------------------------------------------------------------------------------------------------------------

           (d)(1)              Agreement and Plan of Merger, dated January    Incorporated herein by reference to
                               31, 2000, between Sunrise and King             Appendix A to the Proxy Statement
                               Management, as amended on May 25, 2000         filed as Exhibit (a) to this Statement.
----------------------------------------------------------------------------------------------------------------------
           (d)(2)              Agreement to Facilitate Merger, dated          Incorporated herein by reference to
                               January 31, 2000, by and among King            Exhibit 2.2 to Sunrise's Current
                               Management, Peter J. King, Stephen D.          Report on Form 8-K filed with the SEC
                               Higgins, as trustee under each of the          on February 3, 2000
                               William B. King Stock Trust UA Dated November
                               21, 1989 FBO William B. King and the Russell
                               S. King Stock Trust UA Dated November 11,
                               1989 FBO Russell S. King, and Stephen D.
                               Higgins, as sole trustee under each of the
                               Separate Trust FBO William B. King UA Dated
                               April 28, 1995, the Separate Trust FBO
                               Russell S. King UA Dated April 28, 1995, the
                               GST Trust FBO William B. King UA Dated April
                               28, 1995 and the GST Trust FBO Russell S.
                               King UA Dated April 28, 1995
----------------------------------------------------------------------------------------------------------------------
           (d)(3)              Voting Trust Agreement dated May 27, 1998      Incorporated herein by reference to
                               among Peter J. King, The King Management       Exhibit 1 contained in Amendment No. 5 to
                               Corporation, the William B. King Stock         Schedule 13D dated May 28, 1998 filed
                               Trust, the Russell S. King Stock Trust and     by Peter J. King (File No. 5-42174)
                               the Peter J. King 1996 Grantor Retained
                               Annuity Trust
----------------------------------------------------------------------------------------------------------------------
             (f)               Statement of Appraisal Rights and Procedures   Incorporated herein by reference to
                                                                              Appendix D to the Proxy Statement
                                                                              filed as Exhibit (a) to this Statement.
----------------------------------------------------------------------------------------------------------------------